EXHIBIT 99.1

Lyris Announces Fourth Quarter Fiscal 2013 Financial Results

Lyric HQ SaaS Revenue Up 7% in F2013 over F2012;

91% of F4Q13 Revenue Was Recurring;

79% of F4Q13 Revenue From Subscriptions

EMERYVILLE, Calif., Sept. 19, 2013 (GLOBE NEWSWIRE) -- Lyris, Inc. (OTCBB: LYRI), a leading global provider of digital marketing solutions, today announced financial results for the fourth quarter of fiscal 2013 and full year ended June 30, 2013.

Highlights

  Fiscal fourth quarter revenues were $8.7 million, down 2.7% from $8.9 million in the prior quarter and down 6.8% from $9.3 million in the same period last year.
  Recurring revenue was 91% of total revenue in the fiscal fourth quarter compared to 88% of total revenues in the same period a year ago and 90% of revenues in the prior quarter.
  Lyris HQ Software-as-a-Service (SaaS) revenues were 61% of total revenues in the fiscal fourth quarter compared to 56% in the same period a year ago and 61% of total revenues in the prior quarter.
  Fiscal fourth quarter gross profit was 63% compared to 63% for the same period last year.
  Fiscal fourth quarter income from operations was $0.3 million, compared to income from operations of $0.6 million in the same period last year.
  Fiscal fourth quarter net income was $0.3 million, or $0.03 per diluted share, compared to net income of $0.4 million, or $0.04 per share, in the same period last year.
  Fiscal fourth quarter non-GAAP net income was $0.9 million, or $0.08 per diluted share, compared to a non-GAAP net income of $1.4 million, or $0.15 per share, in the same period a year ago.
  Fiscal fourth quarter adjusted EBITDA was $1.3 million, compared to adjusted EBITDA of $2.0 million in the same period a year ago.
  At June 30, 2013, the Company had $2.3 million in cash. The Company also had $2.0 million available for borrowing on its $5 million loan facility with Silicon Valley Bank.

"We ended fiscal 2013 with another quarter of continued execution against plan and investments in our SaaS-focused product, marketing and selling efforts," stated Roy Camblin, president and CEO of Lyris. "We already see these efforts paying off, and we believe we have the most sophisticated digital marketing solution available in the market today, as validated by customers and analysts alike. As we enter fiscal 2014, I am confident that we have the right strategy, the right team, and the right solutions in place to accelerate our revenue growth over the next 12 months and beyond."

Fourth Quarter Fiscal 2013 Financial Results

Total revenues of the fourth quarter of fiscal 2013 were $8.7 million, down 2.7% from $8.9 million in the prior quarter and down 6.8% from $9.3 million in the same period last year. Total subscription revenues were $6.8 million, or 79% of total revenues, in the fourth quarter of fiscal 2013, compared to $7.2 million, or 78% of total revenues, in the same period in fiscal 2012. Lyris HQ SaaS revenues were $5.3 million, or 61% of total revenues, in the fourth quarter of fiscal 2013, up slightly from $5.2 million, or 56% of total revenues, in the same period a year ago.

Gross profit was $5.4 million, or 63% as a percentage of total revenues, in the fourth quarter of fiscal 2013, compared to $5.9 million, or 63% of total revenue, in the same period in fiscal 2012.

Income from operations was $0.3 million in the fourth quarter of fiscal 2013, compared to income from operations of $0.6 million in the same period last year. Net income in the fourth quarter of fiscal 2013 was $0.3 million, or $0.03 per diluted share, compared to net income of $0.4 million, or $0.04 per share, in the same period last year.

Conference Call Information

Lyris will hold a conference call and webcast to discuss its financial results and operating activities open to all interested parties at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time), September 19, 2013.

The teleconference can be accessed by calling 888-539-3612, passcode 7271806. Please dial in 10-15 minutes prior to the beginning of the call. The webcast will be available on the Internet at www.lyris.com.

A replay of the call will be available through September 26, 2013, at 877-870-5176, passcode 7271806, and on the company's website at www.lyris.com.

About Lyris

Lyris, Inc. is a leading global provider of digital marketing solutions that helps companies engage with customers in more meaningful ways. Lyris products and services empower marketers to design, automate, and optimize data-driven interactive marketing campaigns that facilitate superior engagement, increase conversions, and deliver measurable business value. Lyris' high-performance, secure and flexible digital marketing platforms improve marketing efficiency by providing automated digital message delivery, robust segmentation, and real-time social, mobile, and interaction analytics. The Lyris solutions portfolio is comprised of both in-the-cloud and on-premises solutions – Lyris HQ and Lyris LM - combined with customer-focused services and support. www.lyris.com

Forward Looking Statements

This press release includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995 (PSLRA), that reflect our current views with respect to future events and financial performance, and that are subject to many risks and uncertainties. These forward-looking statements include material in quotations from management, including our estimate of our addressable market. Statements that include word such as "expects," "intends," "plan," "believe," "project," "estimate," "may," "should," "anticipate," "will" and similar statements identify many of our forward-looking statements.

Many factors could cause actual results to differ materially from those indicated in our forward-looking statements. For example, market acceptance of our products, potential delays in product development, product offerings by our competitors, and our ability to finance anticipated growth could affect our future results. Other risk factors that could cause actual results to differ significantly from our expectations are described in our annual and quarterly reports filed with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these risks or uncertainties materialize, or if our underlying assumptions otherwise prove to be incorrect, our actual results may vary materially from what we project. Any forward-looking statements you read in this news release reflect our views as of the date of this press release with respect to future events, and are subject to these and other risks, uncertainties and assumptions relating to our operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Non-GAAP Financial Measures

In this release we present certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP"). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

We believe the calculation of non-GAAP net income (loss), calculated without giving effect to acquisition-related amortization charges, stock-based compensation expense and certain other amounts that we do not consider to be related to our ongoing core operating performance, provides a basis to compare our operating results across periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as GAAP net income (loss) less interest, taxes, depreciation, amortization, non-cash stock compensation expense and certain other financial measures, is an indicator of our cash flows. This measure is commonly used by our lenders to assess our leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure, as required under SEC rules and regulations, in tables attached to this release.

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Three Months Ended June 30,
	2013	2012

Revenues:
Subscription revenue	$ 6,840	$ 7,241
Support and maintenance revenue	1,010	950
Professional services revenue	591	714
Software revenue	212	382
Total revenues	8,653	9,287
Cost of revenues:
Subscription, software and other services	2,775	3,200
Amortization of developed technology	458	229
Total cost of revenues	3,233	3,429
Gross profit	5,420	5,858
Operating expenses:
Sales & marketing	2,434	1,974
General and administrative	1,749	2,102
Research & development	937	1,109
Amortization of customer relationship and trade names	50	49
Total operating expenses	5,170	5,233
Income from operations	250	625
Interest expense	(42)	(100)
Interest income	--	2
Other income, net	15	2
Income from operations before income taxes	223	529
Income tax provision	(111)	111
Net income	334	418
Less: income attributable to noncontrolling interest	--	3
Net income attributable to Lyris, Inc.	$ 334	$ 415
Net income per share
Basic	$ 0.03	$ 0.04
Diluted	$ 0.03	$ 0.04
Weighted average shares outstanding used in calculating net income per share:
Basic	9,567	9,426
Diluted	11,610	9,426

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Twelve Months Ended June 30,
	2013	2012

Revenues:
Subscription revenue	$ 28,338	$ 29,205
Support and maintenance revenue	3,923	3,778
Professional services revenue	2,436	4,059
Software revenue	1,487	1,737
Total revenues	36,184	38,779
Cost of revenues:
Subscription, software and other services	12,345	13,345
Amortization of developed technology	1,665	825
Total cost of revenues	14,010	14,170
Gross profit	22,174	24,609
Operating expenses:
Sales & marketing	9,858	8,999
General and administrative	8,114	8,916
Research & development	3,845	5,893
Amortization of customer relationship and trade names	202	1,336
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Total operating expenses	22,019	34,529
Loss from operations	155	(9,920)
Interest expense	(222)	(396)
Interest income	3	13
Other income (expense), net	(236)	(16)
Loss from operations before income taxes	(300)	(10,319)
Income tax provision	(12)	164
Net loss	$ (288)	$ (10,483)
Less: income attributable to noncontrolling interest	29	(6)
Net loss attributable to Lyris, Inc.	$ (317)	$ (10,477)
Net loss per share basic and diluted	$ (0.03)	$ (1.18)
Weighted average shares outstanding used in calculating net loss per share:
Basic and diluted	9,537	8,910

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended June 30,
	2013	2012

Net income	$ 334	$ 418
Stock-based compensation expense	104	213
Amortization of intangible assets	508	278
Write-off of financing fees	--	517
Other (income) expense, net	(15)	(2)

Non-GAAP net income	$ 931	$ 1,424

Net income per share
Basic	$ 0.10	$ 0.15
Diluted	$ 0.08	$ 0.15
Shares used to compute net income per share:
Basic	9,567	9,426
Diluted	11,610	9,426

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Twelve Months Ended June 30,
	2013	2012

Net loss	$ (288)	$ (10,483)
Stock-based compensation expense	779	684
Amortization of intangible assets	1,867	2,161
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Write-off of financing fees	--	517
Other (income) expense, net	236	16

Non-GAAP net income	$ 2,594	$ 2,280

Net income per share basic and diluted	$ 0.27	$ 0.26

Shares used to compute net income per share:
Basic and diluted	9,537	8,910

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended June 30,
	2013	2012
Net income	$ 334	$ 418
Interest (income) / expense, net	42	98
Income tax (benefit) / provision	(111)	111
Depreciation and amortization	899	645

Total EBITDA	1,164	1,272

Stock-based compensation expense	104	213
Write-off of financing fees	--	517
Other (income) expense, net	(15)	(2)

Total Adjusted EBITDA	$ 1,253	$ 2,000

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Twelve Months Ended June 30,
	2013	2012
Net loss	$ (288)	$ (10,483)
Interest (income) / expense, net	219	383
Income tax (benefit) / provision	(12)	164
Depreciation and amortization	3,326	3,445

Total EBITDA	3,245	(6,491)

Stock-based compensation expense	779	684
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Write-off of financing fees	--	517
Other (income) expense, net	236	16

Total Adjusted EBITDA	$ 4,260	$ 4,111

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except for per share data)

	June 30,	June 30,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$ 2,318	$ 1,602
Accounts receivable, less allowances of $510 and $686, respectively	4,103	4,934
Prepaid expenses and other current assets	722	795
Deferred income taxes	942	882
Total current assets	8,085	8,213
Property and equipment, net	9,355	7,044
Intangible assets, net	5,014	5,266
Goodwill	9,791	9,791
Other long-term assets	663	901
TOTAL ASSETS	$ 32,907	$ 31,215

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 3,458	$ 4,222
Revolving line of credit	2,260	5,005
Capital lease obligations - short-term	827	631
Income taxes payable	203	108
Deferred revenue	3,220	3,593
Total current liabilities	9,968	13,559
Other long-term liabilities	436	543
Capital lease obligations - long-term	504	662
TOTAL LIABILITIES	10,908	14,764
Commitments and contingencies (Note 14)
Stockholders' equity:
Redeemable Series A convertible preferred stock; $0.01 par value per share, 2,000 shares authorized, issued and outstanding, liquidation preferrence $5,000 as of June 30, 2013, no undeclared dividends	5,000	--
Common stock, $0.01 par value; 40,000 shares authorized; 9,579 and 9,568 and 9,447 and 9,435 shares issued and outstanding shares as of June 30, 2013 and June 30, 2012, respectively	1,415	1,414
Additional paid-in capital	268,209	267,447
Accumulated deficit	(252,608)	(252,291)
Treasury stock, at cost 11 shares held as of June 30, 2012 and June 30, 2012	(56)	(56)
Accumulated other comprehensive income	39	115
Total stockholders' equity	16,999	16,629
Noncontrolling interest	--	(178)
Total stockholders' equity	16,999	16,451
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 32,907	$ 31,215

CONTACT: Investor Relations Contact:
         Rich McDonald
         Director, Investor Relations
         (610) 688-3305
         rmcdonald@lyris.com